                                                                   EXHIBIT 10.10

                        FOURTH AMENDMENT TO OFFICE LEASE

         THIS FOURTH AMENDMENT TO OFFICE LEASE (this "Amendment") is made and entered into as of July 15, 2001, by and between 100 PINE STREET, L.P., a Delaware limited partnership ("Landlord"), and ART TECHNOLOGY GROUP, INC., a Delaware corporation ("Tenant").

                                    RECITALS

         A. Landlord, as successor-in-interest to Pine Street Investors I, L.L.C., a Delaware limited liability company, and Tenant have entered into that certain Office Lease dated as of October 6, 1999 (the "Original Lease"), as amended by that certain First Amendment to Lease (the "First Amendment") dated as of December 30, 1999, that certain Second Amendment to Office Lease (the "Second Amendment") dated as of August 28, 2000, and that certain Third Amendment to Office Lease (the "Third Amendment") dated as of December 22, 2000 (as so amended, the "Lease"). Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings given to such terms in the Lease.

         B. Pursuant to the Original Lease, Landlord leased to Tenant the entire 21st floor of that certain office building located at 100 Pine Street, San Francisco, California (the "Building").

         C. Pursuant to the Second Amendment, Landlord agreed to lease Tenant approximately 9,947 rentable square feet on the 20th floor of the Building and the entire 25th floor of the Building (as more particularly described in the Second Amendment, the "25th Floor Space").

         D. Pursuant to the Third Amendment, Landlord agreed to lease Tenant an additional approximately 3,263 rentable square feet on the 20th floor of the Building, which constitutes Suite 2040 of the Building.

         E.       The Target Delivery Date of the 25th Floor Space was June 15,
2001.

         F. Tenant desires to terminate its rights and obligations under the Lease with respect to the 25th Floor Space. Landlord has agreed to such termination upon the satisfaction of the terms and conditions set forth herein.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Landlord anticipates delivery of possession of the 25th Floor Space to Tenant on July 1, 2001.

         2. Tenant's rights and obligations under the Lease with respect to the 25th Floor Space shall terminate as of the date that all of the following conditions have been satisfied (which date is referred to herein as the "Effective Date"):

                  (a) Landlord has entered into a lease amendment with MWBH&L Leasing Corp., a California corporation ("Milberg"), in form and substance satisfactory to Landlord in its sole and absolute discretion, pursuant to which Milberg leases the entire 25th Floor Space from

Landlord, with a term commencing on or about November 1, 2001 and expiring December 31, 2011 (the "Milberg Amendment").

                  (b) Landlord has received from Milberg an additional unconditional, irrevocable standby letter of credit in the amount of One Million Dollars ($1,000,000) in favor Landlord, in a form satisfactory to Landlord, as security for Milberg's performance of its obligations with respect to the 25th Floor Space under the Milberg Amendment.

                  (c) Concurrently with the execution of this Amendment, Tenant has paid to Landlord same day funds in an amount equal to the net present value of the difference between the Base Rent payable under the Lease for the 25th Floor Space and the base rent payable by Milberg under the Milberg Amendment for the 25th Floor Space, calculated as of the date Landlord executes this Amendment, as evidenced by the date adjacent Landlord's signature to this Amendment (the "Landlord's Execution Date") (such amount shall be referred to herein as the "Early Termination Fee"). Attached as Exhibit A hereto, is a calculation of the amount of the Early Termination Fee if Landlord's Execution Date were July 15, 2001, which fee would be $1,831,402.00 in accordance with such calculation. In the event that Landlord's Execution Date is either before or after July 15, 2001, the Early Termination Fee shall be calculated as of that date, in accordance with the formula used in the sample calculation set forth in Exhibit A.

                  (d) On or before the Effective Date, Tenant shall have surrendered possession of the 25th Floor Space in the same condition it was in on July 1, 2001.

         3. Upon the satisfaction of the conditions set forth in Paragraph 2, Tenant shall have no further rights, including without limitation, the right to use and occupancy, or obligations, including without limitation, the obligation to pay Rent under the Lease with respect to the 25th Floor Space, except pursuant to any provisions of the Lease which expressly survive the expiration or termination of the Lease.

         4. If any of the conditions precedent listed in Paragraph 2 above, are not satisfied by August 15, 2001 (the "Determination Date"), (i) Tenant's rights and obligations under the Lease with respect to the 25th Floor Space shall not terminate and shall continue in full force and effect and (ii) the provisions of this Amendment shall be void and of no further force or effect, except for the applicable provisions of this Paragraph and Paragraphs 5, 6, 12, 13, and 14 below. In the event that the conditions precedent listed in Paragraph 2 above, are not satisfied by the Determination Date, but Tenant has paid Landlord the Early Termination Fee, Landlord shall refund Tenant the Early Termination Fee, together with any interest accrued thereon between the Landlord Execution Date and the date on which Landlord refunds Tenant the Early Termination Fee.

         5. The parties agree that notwithstanding anything to the contrary contained in the Lease and Landlord's delivery of the 25th Floor Space as of July 1, 2001, Tenant shall not be required to pay the first month's Base Rent for the 25th Floor Space, upon such delivery of the 25th Floor Space. However, in the event that Tenant's rights and obligations under the Lease with respect to the 25th Floor Space are not terminated, Tenant shall pay any Base Rent that otherwise would have been payable pursuant to the terms of the Lease, within five (5) days following the Determination Date.

         6. Tenant acknowledges that notwithstanding anything to the contrary set forth in the Lease, Landlord shall have no obligation to pay to Tenant the 25th Floor Allowance or perform Landlord's Work (as such terms are defined in the Second Amendment) in the event that the Lease with respect to the 25th Floor Space is terminated pursuant to the terms of this Amendment. However, in the event that Tenant's rights and obligations under the Lease with respect to the 25th Floor Space are not terminated by the Determination Date, and Tenant provides Landlord written notice of its intention to make any repairs, refurbishments, improvements, or alterations to the 25th Floor Space, as contemplated by Section 2(f) of the Second Amendment (the "Tenant's Work"), Landlord shall pay Tenant the 25th Floor Allowance in accordance with the terms of the Second Amendment as Tenant performs Tenant's Work.

         7. As of the Effective Date, Tenant may amend the Letter of Credit provided for in the Second Amendment (the "Second LOC"), to reduce the amount thereof from $2,215,863.90 to $1,500,000, provided that (i) the form and substance of any amendment is acceptable to Landlord and to the beneficiary of any deed of trust encumbering the Property and (ii) the Tenant shall pay all expenses, points or fees associated with any such amendment of the Second LOC. In lieu of amending the Second LOC, Tenant may provide Landlord a replacement letter of credit in the amount of $1,500,000, which replacement letter of credit shall conform with all the requirements set forth herein and in Paragraph 4 of the Second Amendment. In the event that Tenant delivers Landlord a replacement letter of credit in accordance with the terms of this Paragraph 7, Landlord shall surrender the existing Second LOC to Tenant. The Second LOC, as it may be amended or replaced pursuant to the terms of this Paragraph 7, shall be held by Landlord as security for the performance of Tenant's obligations under the Lease and shall conform with and be used or applied as set forth in Paragraph 4 of the Second Amendment and the Original Lease.

         8. The 14th sentence of Paragraph 4 of the Second Amendment is deleted as of the Effective Date and replaced with the following: "If Landlord uses or applies any portion of the Letter of Credit, Tenant shall, within ten
(10) business days after demand (a) deposit cash (which shall constitute an additional Security Deposit) with Landlord in an amount that, when added to the amount remaining under the Letter of Credit, equals $1,500,000, or (b) deliver written documentation executed by the bank issuing the Letter of Credit that confirms that the Letter of Credit has been reinstated or a new or additional Letter of Credit issued in such full amount, and Tenant's failure to do so shall constitute a material breach of the Lease."

         9. As of the Effective Date, the last sentence of Paragraph 4 of the Second Amendment is hereby deleted in its entirety.

         10. Nothing contained in this Amendment shall in anyway modify the terms or conditions of the Letters of Credit delivered to Landlord by Tenant pursuant to the First and Third Amendments.

         11. The provisions of Paragraphs 7, 8 and 9 above will be void and of no force or effect if the conditions set forth in Paragraph 2 above are not satisfied by the Determination Date.

         12. The parties warrant and represent that they have had no dealings with any real estate brokers or agents in connection with the negotiation of this Amendment, except for CAC Group, Insignia/ESG, Inc., Trammel Crow Company, and The Irving Hughes Group, and that they know of no real estate broker or agent who is or might be entitled to a commission or finder's fee in connection with this Amendment. The parties agree to defend, indemnify and hold each other and each other's agents, employees, officers and directors harmless from and against any and all liabilities or expenses, including reasonable attorneys' fees and costs, arising out of or in connection with the claims made by any broker or individual for commissions or fees resulting from the parties' execution of this Amendment. Landlord shall pay the fees of the CAC Group and Tenant shall pay the fees of Insignia/ESG, Inc., Trammel Crow Company, and The Inning Hughes Group.

         13. The parties agree that they shall each pay their own attorneys' fees and costs incurred in connection with this Amendment.

         14. Except as modified by this Amendment, all of the terms and provisions of the Lease shall remain in full force and effect and are hereby ratified and confirmed by the parties.

         15. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

LANDLORD:                                  100 PINE STREET, L.P.,
                                           a Delaware limited partnership

Dated: July 15, 2001                       By: UNICO Properties, Inc.,
                                               a Delaware corporation,
                                               its Managing Agent

                                           By: /s/ Jeffrey R. Shipley
                                               -------------------------
                                               Jeffrey R. Shipley,
                                               Senior Vice President

TENANT:                                    ART TECHNOLOGY GROUP, INC.,
                                           a Delaware corporation

                                           By: /s/ Paul G. Shorthose
                                               -------------------------
                                           Name: Paul G. Shorthose
                                           Its:  President
                                               -------------------------

                                    EXHIBIT A

                                  See Attached

                                    Exhibit A

                   NPV of Art Technology Lease Buyout @ 10.50%

   Monthly Discounting to 11/1/01

Yearly Discount Rate          10.50%
Monthly Discount Rate         0.675%
-----------------------------------
NPV                      $1,707,021
------------------------------------
Rent                     $       20
SF                           13,692
$/YR                     $  273,840
$/MO                     $   22,820
-----------------------------------
Last Payment               12/01/11

   Daily discounting to 1/15/01

Year Discount Rate          10.50%
Daily Discount Rate         0.029%
---------------------------------
NPV                    $1,831,402
---------------------------------
Rent                   $       95
SF                         13,692
$/YR                   $1,300,740
$/MO                   $  108,395
---------------------------------

-------  ------------
  Date    Cash Flow
-------  ------------
11/1/01   $22,820.00
12/1/01   $22,820.00
 1/1/02   $22,820.00
 2/1/02   $22,820.00
 3/1/02   $22,820.00
 4/1/02   $22,820.00
 5/1/02   $22,820.00
 6/1/02   $22,820.00
 7/1/02   $22,820.00
 8/1/02   $22,820.00
 9/1/02   $22,820.00
10/1/02   $22,820.00
11/1/02   $22,820.00
12/1/02   $22,820.00
 1/1/03   $22,820.00
 2/1/03   $22,820.00
 3/1/03   $22,820.00
 4/1/03   $22,820.00
 5/1/03   $22,820.00
 6/1/03   $22,820.00
 7/1/03   $22,820.00
 8/1/03   $22,820.00
 9/1/03   $22,820.00
10/1/03   $22,820.00
11/1/03   $22,820.00
12/1/03   $22,820.00
 1/1/04   $22,820.00
 2/1/04   $22,820.00
 3/1/04   $22,820.00
 4/1/04   $22,820.00
 5/1/04   $22,820.00
 6/1/04   $22,820.00
 7/1/04   $22,820.00
 8/1/04   $22,820.00
 9/1/04   $22,820.00
10/1/04   $22,820.00
11/1/04   $22,820.00
12/1/04   $22,820.00
 1/1/05   $22,820.00
 2/1/05   $22,820.00
 3/1/05   $22,820.00
 4/1/05   $22,820.00
 5/1/05   $22,820.00
 6/1/05   $22,820.00
 7/1/05   $22,820.00
 8/1/05   $22,820.00
 9/1/05   $22,820.00
10/1/05   $22,820.00
11/1/05   $22,820.00
12/1/05   $22,820.00
 1/1/06   $22,820.00
 2/1/06   $22,820.00
 3/1/06   $22,820.00
 4/1/06   $22,820.00
7/15/01   $        0
7/16/01   $        0
7/17/01   $        0
7/18/01   $        0
7/19/01   $        0
7/20/01   $        0
7/21/01   $        0
7/22/01   $        0
7/23/01   $        0
7/24/01   $        0
7/25/01   $        0
7/26/01   $        0
7/27/01   $        0
7/28/01   $        0
7/29/01   $        0
7/30/01   $        0
7/31/01   $        0
 8/1/01   $        0
 8/2/01   $        0
 8/3/01   $        0
 8/4/01   $        0
 8/5/01   $        0
 8/6/01   $        0
 8/7/01   $        0
 8/8/01   $        0
 8/9/01   $        0
8/10/01   $        0
8/11/01   $        0
8/12/01   $        0
8/13/01   $        0
8/14/01   $        0
8/15/01   $        0
8/16/01   $        0
8/17/01   $        0
8/18/01   $        0
8/19/01   $        0
8/20/01   $        0
8/21/01   $        0
8/22/01   $        0
8/23/01   $        0
8/24/01   $        0
8/25/01   $        0
8/26/01   $        0
8/27/01   $        0
8/28/01   $        0
8/29/01   $        0
8/30/01   $        0
8/31/01   $        0
 9/1/01   $        0
 9/2/01   $        0
 9/3/01   $        0
 9/4/01   $        0
 9/5/01   $        0
 9/6/01   $        0

 5/1/06   $22,820.00
 6/1/06   $22,820.00
 7/1/06   $22,820.00
 8/1/06   $22,820.00
 9/1/06   $22,820.00
10/1/06   $22,820.00
11/1/06   $22,820.00
12/1/06   $22,820.00
 1/1/07   $22,820.00
 2/1/07   $22,820.00
 3/1/07   $22,820.00
 4/1/07   $22,820.00
 5/1/07   $22,820.00
 6/1/07   $22,820.00
 7/1/07   $22,820.00
 8/1/07   $22,820.00
 9/1/07   $22,820.00
10/1/07   $22,820.00
11/1/07   $22,820.00
12/1/07   $22,820.00
 1/1/08   $22,820.00
 2/1/08   $22,820.00
 3/1/08   $22,820.00
 4/1/08   $22,820.00
 5/1/08   $22,820.00
 6/1/08   $22,820.00
 7/1/08   $22,820.00
 8/1/08   $22,820.00
 9/1/08   $22,820.00
10/1/08   $22,820.00
11/1/08   $22,820.00
12/1/08   $22,820.00
 1/1/09   $22,820.00
 2/1/09   $22,820.00
 3/1/09   $22,820.00
 4/1/09   $22,820.00
 5/1/09   $22,820.00
 6/1/09   $22,820.00
 7/1/09   $22,820.00
 8/1/09   $22,820.00
 9/1/09   $22,820.00
10/1/09   $22,820.00
11/1/09   $22,820.00
12/1/09   $22,820.00
 1/1/10   $22,820.00
 2/1/10   $22,820.00
 3/1/10   $22,820.00
 4/1/10   $22,820.00
 5/1/10   $22,820.00
 6/1/10   $22,820.00
 7/1/10   $22,820.00
 8/1/10   $22,820.00
10/1/10   $22,820.00
11/1/10   $22,820.00
12/1/10   $22,820.00
 1/1/11   $22,820.00
 2/1/11   $22,820.00
 3/1/11   $22,820.00
 4/1/11   $22,820.00
 5/1/11   $22,820.00
 6/1/11   $22,820.00
 7/1/11   $22,820.00
 8/1/11   $22,820.00
 9/1/11   $22,820.00
10/1/11   $22,820.00
11/1/11   $22,820.00
12/1/11   $22,820.00
 9/7/01   $        0
 9/8/01   $        0
 9/9/01   $        0
9/10/01   $        0
9/11/01   $        0
9/12/01   $        0
9/13/01   $        0
9/14/01   $        0
9/15/01   $   57,811
9/16/01   $        0
9/17/01   $        0
9/18/01   $        0
9/19/01   $        0
9/20/01   $        0
9/21/01   $        0
9/22/01   $        0                    This cash flow equals the present value
9/23/01   $        0                    of the monthly rent payments between
9/24/01   $        0                    11/1/01 - 12/31/01 added to current
9/25/01   $        0                    rent payment due on 10/1/01.
9/26/01   $        0
9/27/01   $        0
9/28/01   $        0
9/29/01   $        0
9/30/01   $        0
10/1/01   $1,815,416

                                       7